UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 24, 2003

Archer-Daniels-Midland Company

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4666 Faries Parkway Decatur, Illinois	62526
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (217) 424-5200

Item 7. Financial Statements and Exhibits.

99.1	Press release dated January 24, 2003 announcing second quarter results.

Item 9. Regulation FD Disclosure.

On January 24, 2003, Archer-Daniels-Midland Company (ADM) issued a press release announcing second quarter results. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: January 24, 2003 By /s/ David J. Smith

David J. Smith

Senior Vice President, Secretary and

General Counsel